EXCHANGE LISTED FUNDS TRUST

Asian Growth Cubs ETF

NYSE ARCA Ticker: CUBS

Supplement dated August 17, 2023

to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the Asian Growth Cubs ETF (the “Fund”) and should be read in conjunction with those documents.

As previously disclosed in a supplement dated July 28, 2023, the Fund is expected to cease operations and liquidate on or about August 31, 2023. The Fund was expected to be closed to orders for new creation units on August 29, 2023, and the last day of trading of the Fund’s shares on the NYSE Arca, Inc. (the “NYSE”) was expected to be on or about August 30, 2023.

The Fund will now close to orders for new creation units and cease trading of its shares on the NYSE on or about August 28, 2023. From that date through the liquidation date, shareholders will not be able to purchase or sell shares in the secondary market.

If you would like additional information, please call (833) 833-3177 or visit www.cubsetf.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.